UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 5, 1998


                              CNB FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

                        Commission File Number 33-45522
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                    New York                      22-3203747
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        (State or other jurisdiction of       (I.R.S. Employer
         incorporation or organization)       Identification No.)


                   24 Church Street, Canajoharie, N.Y. 13317
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               (Address of principal executive offices--Zip code)


        Registrant's telephone number, include area code (518) 673-3243
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                            FORM 8-K-CURRENT REPORT

Item 1--None

Item 2--None

Item 3--None

Item 4--None

Item 5--See attached press release regarding stock repurchase program

Item 6--None

Item 7--None

Item 8--None

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ITEM 5 -- Press Release



[CNB FINANCIAL CORP LOGO]                                 24 Church Street
                                                     Canajoharie, New York 13317
                                                          (518) 673-3243



FOR IMMEDIATE RELEASE                          FOR MORE INFORMATION
                                               CONTACT:  PETER J. CORSO
                                               (518) 673-3243

             CNB Financial Corp. Announces 2-for-1 Stock Split and
                    Continuation of Stock Repurchase Program

Canajoharie, NY, February 27, 1998--CNB Financial Corp. (NASDAQ:CNBF) announced today that the Board of Directors declared a 2-for-1 stock split contingent upon shareholder approval of an amendment to the Certificate of Incorporation of the Company to change the par value of the stock. Shareholders will also be asked to approve an increase in the number of authorized shares. Approval for these amendments will be sought at the Annual Meeting of Shareholders to be held on May 21, 1998.

The company also announced its intention to extend its repurchase agreement and to purchase up to 332,061 of its outstanding shares in the open market during the period March 16, 1998 to March 15, 1999. The shares will be purchased at prevailing market prices from time to time during the repurchase period, depending upon conditions that exist in the market.

Donald L. Brass, president of the company, indicated that the Board of Directors approved the repurchase program because they view the company's stock as an attractive long term investment. "Historically," Brass added, "similar programs bring about positive benefits to both shareholders and the organization."

The repurchased shares will be held in Treasury, but may be reissued in the future in connection with the company's dividend reinvestment plan, to satisfy the issuing of stock options, or other corporate purposes such as acquisitions.

CNB Financial Corp. is a bank holding company whose common shares are listed on the national market system of NASDAQ under the symbol "CNBF". Its principal office is in Canajoharie, New York. The company operates two subsidiaries:
Central National Bank, Canajoharie which provides a full range of personal and commercial banking as well as personal and business trust services, and Central Asset Management, Inc. which provides investment advisory services.


February 27, 1998

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CNB FINANCIAL CORP.
                                                 Registrant



Date: March 5, 1998                             By:  /s/  PETER J. CORSO
                                                --------------------------------
                                                 Peter J. Corso
                                                 Executive Vice President and
                                                 Chief Financial Officer


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